Vanguard Total Bond Market Index Fund

Supplement to the Prospectus and Summary Prospectus Dated April 26, 2018

Effective on or around July 26, 2018, Vanguard Total Bond Market Index Fund will transfer the primary listing for its ETF Shares (“Vanguard Total Bond Market ETF” or “Fund”) to The Nasdaq Stock Market. The Fund will no longer be listed on NYSE Arca. All references to “NYSE Arca”, specifically with respect to the listing exchange for the Fund in the Prospectus and Summary Prospectus, are hereby changed to “Nasdaq”.

© 2018 The Vanguard Group, Inc. All rights reserved.
Vanguard Marketing Corporation, Distributor.	PS 984 072018